SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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EATON VANCE GREATER INDIA FUND

Two International Place

Boston, Massachusetts 02110

September 22, 2016

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Greater India Fund (the “Fund”), a series of Eaton Vance Special Investment Trust (the “Trust”), on Thursday, November 17, 2016 to consider four proposals that are described in greater detail in the enclosed proxy statement.  We ask you to read the enclosed information carefully and to submit your vote promptly.

The Fund invests substantially all of its assets in Greater India Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund.  Accordingly, investment advisory and sub-advisory services are provided to the Fund indirectly through the Portfolio. When certain changes to the Portfolio's investment sub-advisory arrangements are proposed, the Fund is required to seek shareholder approval of such changes.

The investment adviser to the Portfolio currently is Boston Management and Research (“BMR”).  BMR previously delegated the investment management of the Portfolio to LGM Investments Limited (“LGM Ltd.”) and pays a portion of the advisory fee it receives to LGM Ltd. for sub-advisory services provided to the Portfolio.  In an effort to provide enhanced portfolio management services for the Portfolio, BMR proposed, and the Portfolio’s Board of Trustees (“Board”) approved, a change in the investment sub-adviser from LGM Ltd. to Goldman Sachs Asset Management International (“GSAMI”) pursuant to an interim investment sub-advisory agreement (the “Interim Agreement”), which took effect September 15, 2016 as described herein.  The Board also approved the longer-term appointment of GSAMI and the adoption of a new investment sub-advisory agreement with GSAMI so that GSAMI may serve as sub-adviser to the Portfolio on an uninterrupted basis following the expiration of the Interim Agreement.  The proposed investment sub-advisory agreement requires your approval.  Under the proposed investment sub-advisory agreement, the sub-advisory fee rate payable to GSAMI would be lower than the fee rate paid to LGM Ltd.  BMR also agreed to a decrease in the investment advisory fee to coincide with the implementation of the Interim Agreement and, as a result, the Fund’s total operating expenses decreased as described further herein.

In addition to the new sub-advisory agreement, Fund shareholders are being asked to approve a change in the Fund’s diversification status from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended, which if approved will also result in a parallel change to the diversification status of the Portfolio from diversified to non-diversified. Because this policy is considered fundamental under federal securities laws, revising or eliminating the policy requires shareholder approval.  Fund shareholders are also being asked to approve a new investment advisory agreement relating to the Fund with BMR and a new investment sub-advisory agreement relating to the Fund between BMR and GSAMI, in the event that it is determined in the future to provide investment advisory and sub-advisory services directly to the Fund instead of indirectly through the Portfolio.  The terms of the proposed Fund-level agreements are substantially similar to the Portfolio agreements, as described herein.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person.  However, the Fund does need your vote.  You can vote by mail, telephone, or over the Internet, as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.  By voting promptly, you can avoid additional solicitations by telephone or other means and help the Fund avoid the expense of additional solicitations.

If you would like additional information concerning the proposals, please call one of our service representatives at [              ] Monday through Friday between 9:30 a.m. – 9:00 p.m. (Eastern Time) and Saturday between 10:00 a.m. – 6:00 p.m. (Eastern Time).  Your participation in this vote is extremely important.

Sincerely,

Payson F. Swaffield

President

Eaton Vance Special Investment Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS.  YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE GREATER INDIA FUND

Two International Place

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Thursday, November 17, 2016:  The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” followed by “Products” and then “Mutual Funds – Documents.”

A Special Meeting of Shareholders of Eaton Vance Greater India Fund (the “Fund”), a series of Eaton Vance Special Investment Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, November 17, 2016 at 11:00 a.m. (Eastern Time) for the following purposes:

1.

To approve an Investment Sub-Advisory Agreement between Boston Management and Research (“BMR”) and Goldman Sachs Asset Management International (“GSAMI”), pursuant to which GSAMI will serve as an investment sub-adviser to Greater India Portfolio (the “Portfolio”);

2.

To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended;

3.

To approve an Investment Advisory Agreement between BMR and Eaton Vance Special Investment Trust (the “Trust”) on behalf of the Fund, pursuant to which BMR will serve as investment adviser to the Fund;

4.

To approve an Investment Sub-Advisory Agreement between BMR and GSAMI, pursuant to which GSAMI will serve as an investment sub-adviser to the Fund; and

5.

To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.  Any such vote in FAVOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of the Trust.  The Board of Trustees of the Trust has fixed the close of business on September 13, 2016 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

Maureen A. Gemma

Secretary

September 22, 2016

Boston, Massachusetts

IMPORTANT

By promptly returning the enclosed proxy or voting by telephone or over the Internet, shareholders can help the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE GREATER INDIA FUND

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of Eaton Vance Greater India Fund (the “Fund”) to be held on November 17, 2016 at 11:00 a.m. (Eastern time) at Two International Place, Boston, MA 02110, for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting.  The Fund is a series of Eaton Vance Special Investment Trust (the “Trust”).  The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Trustees”).  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter.  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, [name], [address], or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked.  If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership.  This proxy material is initially being mailed to shareholders on or about September 22, 2016.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.  By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on September 13, 2016 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  As of September 13, 2016, there were [     ] shares of beneficial interest of the Fund outstanding, consisting of Class A, B, C and I shares.

The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of September 13, 2016 are set forth in Exhibit A.  To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund.  [The Trustees and executive officers of the Trust individually and as a group own beneficially less than 1% of the outstanding shares of each class of the Fund as of September 13, 2016.]  Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business that will be presented for consideration other than the business described in Proposals 1, 2, 3 and 4 in the Notice of Meeting.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders.  The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should: (i)  access them on Eaton Vance’s website at www.eatonvance.com; (ii)  write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Services;  or (iii)  call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern time).

QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

You are being asked to vote on four proposals.  The first proposal is to approve a new Investment Sub-Advisory Agreement between Boston Management and Research (“BMR”) and Goldman Sachs Asset Management International (“GSAMI”) with respect to the Greater India Portfolio, the registered investment company in which the Fund invests its assets (the “Portfolio”).  The second proposal is to approve a change in the Fund’s diversification status from a diversified fund to a non-diversified fund, as those terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  The third and fourth proposals are to approve a new investment advisory agreement relating to the Fund with BMR and a new Investment Sub-Advisory Agreement relating to the Fund between BMR and GSAMI.  Each proposal is described in detail herein.

WHY DO I HAVE TO VOTE ON THE INVESTMENT ADVISORY AGREEMENT OF THE PORTFOLIO?

The Fund currently pursues its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective and policies as the Fund.  Because the Fund is an interest holder in the Portfolio, the proposed investment sub-advisory agreement is subject to the approval of the shareholders of the Fund.

WHAT EFFECT WILL THE PROPOSED CHANGE IN SUB-ADVISER HAVE ON THE INVESTMENT MANAGEMENT OF THE PORTFOLIO?

BMR currently serves as investment adviser of the Portfolio and had previously delegated the investment management of the Portfolio to LGM Investments Limited (“LGM Ltd.”).  The Board of the Trustees of the Portfolio (“Board”) approved the appointment of GSAMI as investment sub-adviser of the Portfolio pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”), which took effect September 15, 2016.  The Board determined to approve the engagement of GSAMI at the recommendation of BMR, which had concluded that GSAMI is positioned to provide enhanced portfolio management services for the Portfolio.  In connection with GSAMI’s role as interim sub-adviser, Prashant Khemka, Chief Investment Officer of Emerging Markets at GSAMI, became portfolio manager of the Portfolio.  The Fund’s investment objective remains unchanged and the Fund’s principal investment strategies did not materially change as a result of the appointment of GSAMI as interim sub-adviser.  If the new investment sub-advisory agreement between BMR and GSAMI is approved with respect to the Portfolio, GSAMI will serve as sub-adviser to the Portfolio on an uninterrupted basis following the expiration of the Interim Sub-Advisory Agreement as described herein.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE MANAGEMENT FEES PAYABLE BY THE PORTFOLIO AND THE EXPENSES OF THE FUND?

BMR currently receives an asset-based fee for serving as investment adviser of the Portfolio.  In connection with the implementation of the Interim Sub-Advisory Agreement on September 15, 2016, BMR agreed to enter into a fee reduction agreement pursuant to which the investment advisory fee rates applicable to the Portfolio at current asset levels are reduced by 25 basis points (0.25%) annually.  This fee reduction cannot be terminated without the approval of a majority of the holders of interests in the Portfolio.  From the investment advisory fees it receives, BMR pays the Portfolio's investment sub-adviser for its services in managing the Portfolio.

WHAT EFFECT WILL THE CHANGE IN THE FUND’S DIVERSIFICATION STATUS HAVE ON THE FUND?

As a diversified fund under the 1940 Act, the Fund currently has a fundamental policy that it may not (with respect to 75% of its assets) invest more than 5% of its assets in any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.  As a fundamental policy, any change to such policy requires shareholder approval.  If the change in the Fund’s diversification status to a non-diversified fund is approved, the Fund will be permitted to invest a larger portion of its assets in the securities of a smaller number of issuers than would be typical of a diversified fund.  This more concentrated style of investing will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests.  Fund management believes that the ability to make more concentrated investments is consistent with, and will help the Fund to achieve, its investment objective of long-term capital appreciation.  If the change in the Fund’s diversification status is approved, it will also result in a parallel change to the diversification status of the Portfolio from diversified to non-diversified as described herein.

WHY ARE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS BEING PROPOSED WITH RESPECT TO THE FUND?

The Fund invests substantially all of its assets in the Portfolio and investment advisory and sub-advisory services are currently provided to the Fund indirectly through the Portfolio.  BMR currently serves as investment adviser and GSAMI as interim sub-adviser to the Portfolio.  In the event the Fund were to invest all or a portion of its assets directly in securities in the future, rather than investing in the Portfolio, the Fund would be required to have investment advisory and sub-advisory agreements with BMR and GSAMI to continue its investment program.  There is no current intention for the Fund to invest directly in securities pursuant to the proposed Fund-level advisory and sub-advisory agreements.  To the extent the Fund so invests in the future, it is not expected to result in an increase in investment advisory fees because the fee charged on aggregate assets will remain the same under the proposed Fund-level advisory agreement as under the current Portfolio investment advisory agreement and fee reduction.  BMR pays any investment sub-adviser from the investment advisory fees it receives.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

The Trustees recommend that you vote in favor of the proposals.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If GSAMI is not approved as the Portfolio’s investment sub-adviser, BMR would assume day-to-day management responsibilities for the Portfolio upon the expiration of the Interim Sub-Advisory Agreement and the Board will consider what actions may be appropriate.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the Internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.  By voting promptly, you can avoid additional solicitations by telephone or other means and the Fund can avoid additional expense.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes.  A written proxy is revocable prior to the meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked in the same manner as written proxies.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Approval of each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio or Fund (as applicable) which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities or (b) 67% or more of the voting securities present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy.  With respect to Proposal 1, the Fund, as an interest holder in the Portfolio, will cast its votes with respect to the Portfolio’s new sub-advisory agreement in the same proportion as the votes cast by Fund shareholders at the meeting.  Implementation of Proposal 4 is contingent upon the approval of Proposal 3.

BACKGROUND

The Fund’s investment objective is to seek long-term capital appreciation.  The Fund currently seeks to meet its objective by investing substantially all of its assets in Greater India Portfolio (the “Portfolio”), a separate open-end investment company that has the same objective and policies as the Fund.  At June 30, 2016, the Fund owned 99.9% of the Portfolio’s outstanding interests.  Boston Management and Research (“BMR”) manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated April 28, 2011 (the “Portfolio Advisory Agreement”).  Pursuant to a sub-advisory agreement dated December 15, 2014 (the “Prior Sub-Advisory Agreement”), BMR had delegated the investment management of the Portfolio to LGM Investments Limited (“LGM Ltd.”).  At a meeting of the Board of the Trustees of the Portfolio (“Board”) held on August 9-10, 2016, the Board, including the Trustees who are not “interested persons” of the Portfolio, approved the appointment of Goldman Sachs Asset Management International (“GSAMI”) as investment sub-adviser of the Portfolio pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”), which took effect September 15, 2016.  The Board determined to approve the engagement of GSAMI at the recommendation of BMR, which had concluded that GSAMI is positioned to provide enhanced portfolio management services for the Portfolio and, therefore, that the approval of the Interim Sub-Advisory Agreement and the Proposed GSAMI Agreement (defined below) would be consistent with the interests of the Portfolio and the Fund.

The Interim Sub-Advisory Agreement was entered into in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits an investment adviser to enter into an interim investment advisory or sub-advisory agreement with a fund without shareholder approval after the termination of a previous agreement, provided that the conditions of Rule 15a-4 are met. Those conditions include: (1) the interim agreement can have a duration of no greater than 150 days following the date on which the previous agreement terminated; (2) the compensation to be received under the interim agreement is no greater than that payable under the previous agreement; and (3) the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund, has approved the interim agreement. The Interim Sub-Advisory Agreement provides for compensation to be paid to GSAMI that is less the compensation formerly payable to LGM Ltd. The Interim Sub-Advisory Agreement also provides that it will terminate automatically 150 days following termination of the Prior Sub-Advisory Agreement (or on February 12, 2017).  It is anticipated that the Interim Sub-Advisory Agreement will be terminated simultaneously with the effectiveness of a new investment sub-advisory agreement with GSAMI, which is described in Proposal 1 below.

At a meeting held in August 2016, the Board determined to propose to interest holders (shareholders of the Portfolio are referred to as “interest holders” throughout this Proxy Statement, while shareholders of the Fund are referred to as “shareholders”) the approval of a new Investment Sub-Advisory Agreement (“Proposed GSAMI Agreement”) between BMR and GSAMI pursuant to which GSAMI will serve as the Portfolio’s sub-adviser on an uninterrupted basis following the expiration of the Interim Sub-Advisory Agreement.  The 1940 Act requires that investment advisory and sub-advisory agreements be approved by a vote of the majority of the outstanding shares of a fund, as described herein under “Vote Required to Approve Proposal 1.”  Accordingly, the Proposed GSAMI Agreement is subject to the approval of the shareholders of the Fund (as an interest holder in the Portfolio).  The Fund will cast its votes with respect to the Proposed GSAMI Agreement in the same proportion as the votes of the Fund’s shareholders cast at the meeting.

At a meeting held in August 2016, the Board of Trustees of Eaton Vance Special Investment Trust, including the Trustees who are not “interested persons” of the Trust, approved on behalf of the Fund:

•

a change in the Fund’s diversification status from diversified to non-diversified and an identical change was approved for the Portfolio by its Board;

•

a new investment advisory agreement between BMR and the Fund pursuant to which BMR will serve as investment adviser to the Fund (the “Proposed Fund Advisory Agreement”); and

•

a new investment sub-advisory agreement between BMR and GSAMI pursuant to which GSAMI will provide investment advisory services to the Fund (the “Proposed Fund Sub-Advisory Agreement” and together with the Proposed Fund Advisory Agreement, the “Proposed Fund Agreements”).

The 1940 Act requires that changes to fundamental investment policies and new investment advisory and sub-advisory agreements be approved by a vote of the majority of the outstanding shares of a fund, as described herein under “Vote Required to Approve Proposal 2,” “Vote Required to Approve Proposal 3” and “Vote Required to Approve Proposal 4.”  Accordingly, the change in the Fund’s diversification status and the Proposed Fund Agreements are subject to the approval of the shareholders of the Fund.  Implementation of Proposal 4 is contingent upon the approval of Proposal 3.

PROPOSAL 1.  APPROVAL OF THE PROPOSED GSAMI AGREEMENT

At a meeting of the Board held in August 2016, the Board approved the Proposed GSAMI Agreement, pursuant to which GSAMI will serve as investment sub-adviser to the Portfolio subject to the oversight of BMR, as the Portfolio’s investment adviser, and the Trustees of the Portfolio.  The form of the Proposed GSAMI Agreement between BMR and GSAMI is attached as Exhibit B.  The Trustees and Officers of the Trust and the Portfolio and their principal occupations are set forth in Exhibit C to this Proxy Statement.

GSAMI

GSAMI is located at River Court, 120 Fleet Street, London, EC4A 2BE, United Kingdom.  GSAMI, regulated by the U.K. Financial Services Authority and registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) since 1991, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc., 200 West Street, New York, New York 10282, is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2016, Goldman Sachs Asset Management, L.P. (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under supervision of approximately $1.13 trillion.  GSAMI does not serve as adviser or sub-adviser to any other similarly managed U.S. registered investment company.  Listed below are the names and principal occupations of the directors and principal executive officers of GSAMI.  The principal address of each individual as it relates to his or her duties at GSAMI is the same as that of GSAMI.

Name	Principal Occupation
Lisa Donnelly	Director
Theodore T. Sotir	Director
Glenn R. Thorpe	Chief Financial Officer, Director
Katherine Uniacke	Chairman and Director
Karl D. Wianecki	Director
Andrew F. Wilson	Chief Executive Officer, Director
Carinne S. Withey	Director

If GSAMI is approved as sub-adviser, Prashant Khemka, who currently serves as the Portfolio’s portfolio manager pursuant to the Interim Sub-Advisory Agreement, will remain portfolio manager of the Portfolio.  Mr. Khemka is the Chief Investment Officer of Emerging Markets Equity at GSAMI, overseeing the portfolio management and investment research for the firm’s Emerging Markets Equity accounts. He is the lead portfolio manager of GSAMI’s India Offshore Equity and Emerging Markets Equity strategies. Prior to assuming this role, Mr. Khemka spent seven years in Mumbai as head of the India Equity Research team. Mr. Khemka joined the Goldman Sachs organization in May 2000 as a member of the U.S. Growth Equity team, first as a research analyst, then as a portfolio manager and then as a senior portfolio manager and co-chair of the Investment Committee. Prior to joining Goldman Sachs, Mr. Khemka was an assistant portfolio manager in the Fundamental strategies group at State Street Global Advisors.

In managing the Portfolio pursuant to the Interim Sub-Advisory Agreement, GSAMI utilizes fundamental research conducted by its research team in the stock selection process.  Investments are selected using a strong valuation discipline based on industry specific metrics, to purchase what GSAMI believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. From a valuation perspective, GSAMI generally looks for companies where its proprietary estimate of their earnings, asset value or cash flow is meaningfully different from consensus; or where GSAMI believes growth in intrinsic value is not reflected in the share price. Allocation of the Fund’s investments is determined by GSAMI’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest overweights relative to the Fund’s benchmark index are given to companies GSAMI believes have the most upside return potential relative to their contribution to overall portfolio risk. Stocks will generally be sold when they have achieved their perceived long-term value or to pursue more attractive investment options.  In connection with implementing the Fund’s principal investment strategies, which did not materially change following GSAMI’s assumption of interim sub-advisory responsibilities, GSAMI may use index futures and invest in exchange-traded funds, primarily to equitize cash positions.

GSAMI expects to use the portfolio management, research and other resources of Goldman Sachs Asset Management (Singapore) Pte. Ltd. (“GSAM Singapore”) in rendering investment advisory services to the Portfolio.  GSAM Singapore is an affiliate of GSAMI and an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc.  GSAM Singapore is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  GSAM Singapore is considered a participating affiliate of GSAMI as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of the U.S. registered adviser.

The Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed GSAMI Agreement

The Interim Sub-Advisory Agreement and the Proposed GSAMI Agreement are substantially similar to the Prior Sub-Advisory Agreement and provide for the same general responsibilities with respect to sub-advisory services and dealing with broker-dealers on behalf of the Portfolio.  In addition, the terms as to indemnification, limitation of liability, continuance and termination are similar.  As described herein, the sub-advisory fee rates are lower under the Interim Sub-Advisory Agreement and the Proposed GSAMI Agreement than under the Prior Sub-Advisory Agreement.  The Prior Sub-Advisory Agreement was most recently submitted to a vote of Portfolio interest holders at a special meeting of interest holders held on April 6, 2011 for purposes of approving the Prior Sub-Advisory Agreement.  The description of the Proposed GSAMI Agreement and sub-advisory fees set forth herein is qualified in its entirety by the provisions of the form of the Proposed GSAMI Agreement in Exhibit B.

The term of the Interim Sub-Advisory Agreement with GSAMI commenced September 15, 2016 and will continue until the effectiveness of the Proposed GSAMI Agreement, but in no case later than 150 days from September 15, 2016 (being February 12, 2017).  Under the Interim Sub-Advisory Agreement, GSAMI is entitled to receive a sub-advisory fee at the annual rate of 0.475% of average daily net assets of up to $500 million (with reductions at higher asset levels), which is lower than the fee rate paid to LGM Ltd. pursuant to the Prior Sub-Advisory Agreement.  The Proposed GSAMI Agreement on which shareholders are voting is substantially identical to the Interim Sub-Advisory Agreement (under which GSAMI currently provides interim sub-advisory services to the Portfolio) including the sub-advisory fee rates payable to GSAMI, except that the Interim Sub-Advisory Agreement contains references to the “interim” period and the duration and termination clauses differ as required by Rule 15a-4 of the 1940 Act.  The Proposed GSAMI Agreement will remain in effect for a period of two years following its execution and will continue thereafter for successive one-year periods provided that it is approved annually in the manner set forth in the 1940 Act.

Services Provided.  Pursuant to the Proposed GSAMI Agreement, GSAMI (i) would provide a continuous investment program and determine what securities and other investments would be purchased, entered into, sold, closed and/or exchanged; and (ii) would be authorized, in its discretion, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Portfolio.  Under the Proposed GSAMI Agreement, GSAMI may select the broker-dealers through which Portfolio transactions are executed and negotiate commissions.  The selection of such brokers or dealers and the placing of such orders shall be in accordance with procedures adopted by the Board.  Under the Proposed GSAMI Agreement, GSAMI pays all expenses incurred by it and its staff for their activities in connection with its duties as a sub-adviser of the Portfolio.

The Portfolio Advisory Agreement provides that BMR is responsible for overseeing any sub-adviser to the Portfolio.  GSAMI will not be liable under the Proposed GSAMI Agreement for any act or omission in the course of rendering services it provides under the Proposed GSAMI Agreement in the absence of its willful misfeasance, bad faith, gross negligence or material breach of its obligations or duties under such Agreement.  However, the Proposed GSAMI Agreement also provides that BMR will indemnify and hold GSAMI harmless for any loss or litigation GSAMI becomes liable for based on any act or omission in the course of, or connected with, rendering services under the Proposed GSAMI Agreement arising out of BMR’s responsibilities to GSAMI which may be based upon BMR’s gross negligence, willful misfeasance, bad faith or material breach of its obligations or duties under such Agreement, or (2) which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Portfolio’s registration statement.  The Prior Sub-Advisory Agreement provided that

LGM Ltd. would not be liable for any act or omission in the course of rendering services it provided under the Prior Sub-Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties thereunder and contained a similar indemnification provision.  Unlike the Prior Sub-Advisory Agreement, the Proposed GSAMI Agreement sets forth the responsibilities of the sub-adviser with respect to providing assistance in the valuation of securities and the sub-adviser’s obligations with respect to compliance-related matters.  The Proposed GSAMI Agreement sets forth the governing law as the Commonwealth of Massachusetts.

If approved by the vote of the holders of a “majority of the outstanding voting securities” (as such term is defined below in “Vote Required to Approve Proposal 1”) of the Portfolio at the Special Meeting, the Proposed GSAMI Agreement will become effective not later than February 12, 2017.  The Proposed GSAMI Agreement will remain in effect for a period of two years following its execution and will continue thereafter for successive one-year periods provided that it is approved annually in the manner set forth in the 1940 Act.  The Proposed GSAMI Agreement may be terminated at any time without the payment of any penalty by the Board, by the vote of a “majority of the outstanding voting securities” of the Portfolio, GSAMI or by BMR, in each case on 60 days’ prior notice.  The Proposed GSAMI Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Advisory and Sub-Advisory Fees

Under the Portfolio’s Advisory Agreement, BMR is entitled to receive an annual investment advisory fee at the rate of 1.10% of the Portfolio’s average daily net assets up to $500 million (with rates reduced at higher asset levels).  Under the Amended and Restated Administrative Services Agreement between the Trust on behalf of the Fund and EVM, EVM is entitled to administrative services fee of 0.15% of the Fund’s average daily net assets annually.  Effective September 15, 2016, BMR contractually agreed to reduce the advisory fee payable to it as detailed below.  This fee reduction cannot be terminated without the approval of a majority of the holders of interests in the Portfolio.  From the investment advisory fees it receives, BMR pays the Portfolio's investment sub-adviser and the Portfolio is not responsible for such sub-advisory fee.  Under the Interim Sub-Advisory Agreement and Proposed GSAMI Agreement, BMR will pay GSAMI a fee which is lower than the fee previously paid to LGM Ltd. as described below.

Prior to September 15, 2016, under the Advisory Agreement and Prior Sub-Advisory Agreement, BMR and LGM Ltd. were paid monthly in arrears for their respective services on the basis of the following annual fee schedule:

Average Daily Net Assets	Advisory Fee	Sub-Advisory Fee
Up to $500 million	1.10%	0.675%
$500 million but less than $1 billion	1.01%	0.635%
$1 billion but less than $1.5 billion	0.93%	0.595%
$1 billion but less than $2 billion	0.85%	0.555%
$2 billion but less than $3 billion	0.76%	0.515%
$3 billion and over	0.68%	0.475%

Pursuant to the advisory fee reduction agreement with BMR and Interim Sub-Advisory Agreement and Proposed GSAMI Agreement, effective September 15, 2016, BMR and GSAMI are paid monthly in arrears for their respective services on the basis of the following annual fee schedule:

Average Daily Net Assets	Advisory Fee	Sub-Advisory Fee
Up to $500 million	0.850%	0.475%
$500 million but less than $1 billion	0.800%	0.450%
$1 billion but less than $2.5 billion	0.775%	0.438%
$2.5 billion but less than $5 billion	0.750%	0.426%
$5 billion and over	0.730%	0.416%

Based on the revised advisory and sub-advisory fees, the Fund’s total expenses would be as follows (based on Fund assets and expenses (except with respect to Other Expenses) as of its last fiscal year end):

	Class A	Class B	Class C	Class I
Management Fees*	1.00%	1.00%	1.00%	1.00%
Distribution and Service Fees	0.30%	1.00%	1.00%	n/a
Other Expenses	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.65%	2.35%	2.35%	1.35%

* Includes advisory and administrative services fees payable by the Portfolio and the Fund.

Please refer to Exhibit B attached hereto for the complete terms of the Proposed GSAMI Agreement.  The description of the Proposed GSAMI Agreement and sub-advisory fees set forth herein is qualified in its entirety by the provisions of the form of the Proposed GSAMI Agreement in Exhibit B.

Vote Required to Approve Proposal 1

Approval of the Proposed GSAMI Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed GSAMI Agreement in the same proportion as the votes cast by Fund shareholders at the meeting.

If Proposal 1 is not approved, BMR will remain investment adviser and GSAMI will not be able to provide investment sub-advisory services beyond the termination of the Interim Sub-Advisory Agreement and the Board will consider what actions may be appropriate.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed GSAMI Agreement between BMR and the GSAMI.

PROPOSAL 2.  APPROVAL OF A CHANGE IN THE FUND’S DIVERSIFICATION STATUS

FROM DIVERSIFIED TO NON-DIVERSIFIED

At the meeting held in August 2016, the Trustees approved a change in the Fund’s diversification status from diversified to non-diversified.  The 1940 Act requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund.  As a diversified fund under the 1940 Act, the Fund currently has a fundamental policy that it may not (with respect to 75% of its assets) invest more than 5% of its assets in any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. If Proposal 2 is approved, this fundamental policy will be eliminated and the Fund’s diversification status will change to non-diversified.  As a non-diversified fund, the Fund is expected to invest a large portion of its assets in the securities of a smaller number of issuers than would be typical of a diversified fund.  This more concentrated style of investing will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests.  In general, concentration in a smaller number of issuers can be expected to increase the frequency and magnitude of any increases and decreases in the value of the Fund’s shares.  Accordingly, the Fund’s more concentrated investment style will involve more risk than a more diversified style.

Fund management believes that the ability to make more concentrated investments is consistent with, and will help the Fund to achieve, its investment objective of long-term capital appreciation.  In connection with GSAMI becoming interim sub-adviser to the Fund, the Fund’s benchmark was changed from the S&P Bombay Stock Exchange 100 Index to the MSCI India Index (the “Index”).  The constituents of the Index that are greater than 5% of the Index equal, in the aggregate, more than 25% of the Index.  As described herein, GSAMI utilizes fundamental research conducted by its research team in the stock selection process and may invest in securities of companies both included in or outside of the Index.  By changing the Fund’s status to a non-diversified fund, GSAMI will have more flexibility to maintain overweight positions in companies relative to the Index that it believes have the most upside return potential relative to their contribution to overall portfolio risk.  If the foregoing change to the Fund’s diversification status is approved, the Fund would continue to be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, which require that as of each of the Fund’s fiscal quarter ends the Fund meet the 5%

and 10% limitations required of a diversified fund (described above) with respect to only 50% of assets (provided that not more than 25% of assets is invested in any single issuer).

Changes to the Portfolio’s Diversification Status

At the meeting held in August 2016, the Board approved a change in the Portfolio’s diversification status from diversified to non-diversified, subject to approval by the Portfolio’s interest holders.  As described herein, in seeking its objective, the Fund invests all or substantially all of its assets in the Portfolio.  When voting on a parallel proposal to change the diversification status of the Portfolio from diversified to non-diversified, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the votes received for or against such revision in this Proposal.  If a sufficient number of votes in favor of changing the Portfolio’s diversification status are received from interest holders of the Portfolio, the status will be changed.

Vote Required to Approve Proposal 2

The Fund’s status as a diversified fund and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval.  Therefore, shareholders of the Fund are being asked to approve the change of the Fund’s status to non-diversified (which includes the elimination of its current fundamental investment restriction regarding diversification). Elimination of the Fund’s diversification policy requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

If shareholders do not approve Proposal Two, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status.

The Board of Trustees recommends that the shareholders of the Fund vote FOR the proposal to change the Fund’s diversification status from diversified to non-diversified as described in this Proposal.

PROPOSAL 3.  APPROVAL OF THE PROPOSED FUND ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held in August 2016, the Trustees approved on behalf of the Fund the Proposed Fund Advisory Agreement, pursuant to which BMR will serve as investment adviser to the Fund.  The Fund invests substantially all of its assets in the Portfolio and investment advisory and sub-advisory services are currently provided to the Fund indirectly through the Portfolio. BMR currently serves as investment adviser and GSAMI as interim sub-adviser to the Portfolio.  In the event the Fund were to invest all or a portion of its assets directly in securities in the future (rather than in the Portfolio), the Fund would be required to have investment advisory and sub-advisory agreements with BMR and GSAMI to continue its investment program.  There is no current intention for the Fund to invest directly in securities pursuant to the Proposed Fund Advisory Agreement and the Proposed Fund Sub-Advisory Agreement described in Proposal 4.  To the extent the Fund so invests in the future, it is not expected to result in an increase in investment advisory fees because the fee changed on aggregate assets will remain the same under the Proposed Fund Advisory Agreement as under the current Advisory Agreement and fee reduction.  BMR pays any investment sub-adviser from the investment advisory fees it receives.

The Proposed Fund Advisory Agreement is substantially identical to the current Advisory Agreement, except as described herein.  The form of the Proposed Fund Advisory Agreement between BMR and the Trust with respect to the Fund is attached as Exhibit D.  The description of the Proposed Fund Advisory Agreement and advisory fees set forth herein is qualified in its entirety by the provisions of the form of the Proposed Fund Advisory Agreement in Exhibit D.

BMR

BMR is a business trust organized under the laws of The Commonwealth of Massachusetts.  BMR currently serves as investment adviser of the Portfolio, as well as many of the other funds in the Eaton Vance group of funds.  As of June 30, 2016, BMR and its affiliates managed over $325 billion on behalf of mutual funds, institutional clients and individuals.  Eaton Vance, Inc. (“EV”) serves as trustee of BMR.  EV, BMR and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.  EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  Eaton Vance Management (“EVM”), an affiliate of BMR, currently serves as administrator of the Fund pursuant to an Amended and Restated Administrative Services Agreement, providing the Fund with administrative services and related office facilities.  EVM receives a monthly fee from the Fund for administrative services of 0.15% annually of average daily net assets.  The administration fee received by EVM from the Fund would remain unchanged following implementation of the Proposed GSAMI Agreement.  Thomas E. Faust Jr., Chief Executive Officer and President of BMR and EVM, also serves as a Trustee of the Fund and the Portfolio. For the fiscal year ended December 31, 2015, BMR received advisory fees of $3,081,204 from the Portfolio and EVM received administration fees from the Fund of $419,610.  EVM also provides sub-transfer agency support and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $27,696 from the Fund for such services.  Eaton Vance Distributors, Inc. “EVD”), an affiliate of BMR and EVM, acts as the principal underwriter for the Fund and as placement agent for the Portfolio.  The Fund paid and/or accrued to EVD $934,373 pursuant to Fund distribution plans for the year ended December 31, 2015.  EVM will continue to provide sub-transfer agency support services to the Fund and EVD will remain principal underwriter for the Fund and placement agent for the Portfolio following approval of the Proposed Fund Agreements.  EVD receives no compensation for acting as placement agent for the Portfolio.  The business address of BMR, EVM and EVD is Two International Place, Boston, Massachusetts 02110.  BMR is not paid a fee for serving as adviser to any similarly managed U.S. registered investment company other than the Portfolio.

Services Provided.  Under the Proposed Fund Advisory Agreement, BMR (i) would furnish continuously an investment program and determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion would be held uninvested, (ii) would be authorized, in its discretion, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Portfolio; and (iii) would take, on behalf of the Portfolio, all actions that it deems necessary or desirable to implement the investment policies of the Portfolio.  Under the Proposed Fund Advisory Agreement, BMR provides office space to the Fund and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and pays the salaries and fees of all officers and Trustees of the Trust who are members of its organization and all personnel of the adviser performing services relating to research and investment activities.  Under the Proposed Fund Advisory Agreement, BMR also will oversee any sub-adviser providing services to the Fund.   As noted under “Background” above, BMR intends to delegate the day-to-day investment management of the Fund to GSAMI, as described more fully in Proposal 4.

BMR will not be liable under the Proposed Fund Advisory Agreement for any act or omission in the course of rendering services it provides under the Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement. Unlike the current Portfolio Advisory Agreement, BMR is not responsible for administering the affairs of the Fund under the Proposed Fund Advisory Agreement.  As described herein, EVM serves as administrator of the Fund pursuant to an Amended and Restated Administrative Services Agreement.  In addition, the Proposed Fund Advisory Agreement clarifies the allocation of expenses to the Fund, including those related to (i) the distribution of fund shares, (ii) valuation services employed by the Fund to value its investments; and (iii) expenses incurred in connection with the Fund’s use of a line of credit.  The Proposed Fund Advisory Agreement will remain in effect for a period of two years following its execution and will continue thereafter for successive one-year periods provided that it is approved annually in the manner set forth in the 1940 Act.

Fees.  Under the Proposed Fund Advisory Agreement, an advisory fee would be paid to BMR for its services in an amount equal to a percentage of the investable assets of the Fund which are not invested in other investment companies for which BMR or its affiliates (i) serves as adviser and (ii) receives an advisory fee (“Eaton Vance funds”), as listed below:

Investable assets for the month (excluding shares of Eaton Vance funds)	Proposed annual asset rate
up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%

The advisory fee rates under the Proposed Fund Advisory Agreement are the same as the current advisory fee rates payable under the Portfolio Advisory Agreement and fee reduction.  BMR would only receive advisory fees under the Proposed Fund Advisory Agreement in the event that the Fund invested directly in securities.  To the extent the Fund invests its assets in the Portfolio, BMR would not collect an advisory fee on those assets pursuant to the Proposed Fund Advisory Agreement but would receive an advisory fee from the Portfolio under the Portfolio Advisory Agreement.

Vote Required to Approve Proposal 3

Approval of the Proposed Fund Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

If the Proposed Fund Advisory Agreement is not approved, the Fund will continue to invest substantially all of its assets in the Portfolio and will not be able to invest directly in securities.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed Fund Advisory Agreement between BMR and the Trust with respect to the Fund.

PROPOSAL 4.  APPROVAL OF THE PROPOSED FUND SUB-ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held in August 2016, the Trustees approved on behalf of the Fund the Proposed Fund Sub-Advisory Agreement, pursuant to which GSAMI will serve as investment sub-adviser to the Fund, subject to the oversight of BMR (as proposed Fund investment adviser) and the Trust’s Board of Trustees.  The Fund invests substantially all of its assets in the Portfolio and investment advisory and sub-advisory services are currently provided to the Fund indirectly through the Portfolio. BMR currently serves as investment adviser and GSAMI as interim sub-adviser to the Portfolio.  Information relating to GSAMI is set forth in “Proposal 1.  Approval of the Proposed GSAMI Agreement.”  As described in Proposal 3, Fund investment advisory and investment sub-advisory agreements would be required in the event the Fund invests all or a portion of its assets directly in securities in the future.  There is no current intention for the Fund to invest directly in securities pursuant to the Proposed Fund Sub-Advisory Agreement and the Proposed Fund Advisory Agreement described in Proposal 3.  To the extent the Fund so invests in the future, it is not expected to result in an increase in investment advisory fees because the fee changed on aggregate assets will remain the same under the Proposed Fund Advisory Agreement as under the current Advisory Agreement and fee reduction.  BMR pays any investment sub-adviser from the investment advisory fees it receives.

The Proposed Fund Sub-Advisory Agreement is substantially identical to the Proposed GSAMI Agreement described in Proposal 2, except that references to the Portfolio are replaced with references to the Fund or Trust, as applicable.  The Proposed Fund Sub-Advisory Agreement will remain in effect for a period of two years following its execution and will continue thereafter for successive one-year periods provided that it is approved annually in the manner set forth in the 1940 Act.  The form of the Proposed Fund Sub-Advisory Agreement between BMR and GSAMI with respect to the Fund is attached as Exhibit E.  The description of the Proposed Fund Sub-Advisory Agreement and sub-advisory fees set forth herein is qualified in its entirety by the provisions of the form of the Proposed Fund Sub-Advisory Agreement in Exhibit B.  The implementation of the Proposed Fund Sub-Advisory Agreement is contingent upon the approval of Proposal 3.

Fees.  Under the Proposed Fund Sub-Advisory Agreement, a sub-advisory fee would be paid by BMR (as investment adviser) to GSAMI for its services in an amount equal to a percentage of the investable assets of the Fund which are not invested in other Eaton Vance funds, as listed below:

Investable assets for the month (excluding shares of Eaton Vance funds)	Proposed annual asset rate
up to $500 million	0.475%
$500 million but less than $1 billion	0.450%
$1 billion but less than $2.5 billion	0.438%
$2.5 billion but less than $5 billion	0.426%
$5 billion and over	0.416%

The sub-advisory fee rates under the Proposed Fund Sub-Advisory Agreement are the same as the sub-advisory fee rates payable under the Proposed GSAMI Agreement.  GSAMI would only receive sub-advisory fees under the Proposed Fund Sub-Advisory Agreement in the event that the Fund invested directly in securities.  To the extent the Fund invests its assets in the Portfolio, GSAMI would not receive a sub-advisory fee on those assets pursuant to the Proposed Fund Sub-Advisory Agreement but would receive a sub-advisory fee from BMR under the Proposed GSAMI Agreement with the Portfolio.  BMR pays the Portfolio's investment sub-adviser from the investment advisory fees it receives.  The Fund is not responsible for the payment of sub-advisory fees to the sub-adviser.

Vote Required to Approve Proposal 4

Approval of the Proposed Fund Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.  As noted above, the implementation of the Proposed Fund Sub-Advisory Agreement is contingent on approval of Proposal 3.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed Fund Sub-Advisory Agreement between BMR and GSAMI.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA  02110, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Trustees Considerations with Respect to the Proposed Advisory and Sub-Advisory Agreements

At a meeting held on August 9-10, 2016 the Board, including a majority of the Independent Trustees of the Portfolio, approved the Proposed GSAMI Agreement and the Board of Trustees of the Trust, including a majority of the Independent Trustees of the Trust, approved the Proposed Fund Agreements (collectively, the “Proposed Agreements”).  In considering the Proposed Agreements, the Trustees took into account the terms of the Proposed Agreements and other relevant considerations, which are set forth in Exhibit F.

Implementation of Proposals

If the Proposals 1, 2, 3 and 4 are approved, the Proposed Agreements will be implemented as soon as practicable after such approval and the Fund’s diversification status will change to non-diversified.  If Proposal 1 is not approved, the current Advisory Agreement will continue and the Board will consider what actions, if any, may be appropriate.  If Proposal 2 is not approved, the Fund will remain a diversified fund and a shareholder vote will be required in order to change that status.  If Proposals 3 and 4 are not approved, the Fund will continue to invest its assets in the Portfolio and will not be able to invest directly in securities in the future.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by the Fund.  Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM, by the Fund’s transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization.  The Fund has retained [solicitor name] to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $250,000, including out-of-pocket expenses.  Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by EVM personnel, by the transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by [solicitor name] in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund.  A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission.  The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated costs are $300,000.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards.  Please see the proxy card for details.  The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card.  With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by EVM or an affiliate in the same proportion as shares of the Fund for which instructions were received.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing quorum, but will have the effect of a vote against the Proposals.

Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund.  If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  Abstentions and broker non-votes will not be treated as shares voted on any such adjournment.  The costs of any such additional solicitation and of any adjourned session will be borne by EVM as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA  02110.  Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting.  The Fund does not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time) or writing to Eaton Vance Management, Attn:  Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, Massachusetts 02110.

September 22, 2016

Exhibit A

As of the September 13, 2016, the following person(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A Shares
%
%
Class B Shares
%
%
Class C Shares
%
%
Class I Shares
%
%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-1

Exhibit B

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

RELATING TO

GREATER INDIA PORTFOLIO

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this ___ day of _________, 2016 is between Boston Management and Research, a Massachusetts business trust (“Adviser”), and Goldman Sachs Asset Management International, registered as a Private Unlimited Company in England and Wales (“Sub-Adviser”).

WHEREAS, Greater India Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Portfolio is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission (“SEC”) may invest its assets in the Portfolio (each a “Fund”); and

WHEREAS, pursuant to an Investment Advisory Agreement dated April 28, 2011 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Portfolio has retained the Adviser to render advisory and management services to the Portfolio (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Portfolio and the Adviser, and the Sub-Adviser is willing to furnish such services to the Portfolio and the Adviser, in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.

Appointment.  The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Adviser and the Portfolio’s Board of Trustees (“Board”), for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Portfolio’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser upon reasonable notice to the Sub-Adviser.

2.

Sub-Adviser Duties.  Subject to the supervision of the Board and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Portfolio is permitted to invest.  The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser or the Portfolio, to buy, sell, and otherwise trade in any of the types of securities and investment instruments permitted by the Portfolio’s Registration Statement. The Sub-Adviser may use the

portfolio management, research and other resources of advisory affiliates through participating affiliate arrangements in rendering investment advisory services to the Portfolio.  Under such circumstances, the Sub-Adviser shall be fully accountable to the Fund and/or the Adviser for the actions of such affiliates.

The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio’s Declaration of Trust, By-Laws, and investment objective(s), policies and procedures and restrictions as stated in the Portfolio’s Registration Statement as filed with the SEC under the 1940 Act, as from time to time amended (“Registration Statement”).  The Adviser shall promptly provide the Sub-Adviser with copies of any amendment to the Registration Statement prior to the commencement of this Agreement and shall provide the Sub-Adviser with drafts of any other amendment to the Registration Statement as well as any sticker supplements to the Portfolio’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Portfolio.  The Sub-Adviser shall review and provide comments on such drafts on a timely basis.  Sub-Adviser’s services under this Agreement also will be provided in accordance with any internal guidelines or investment parameters for the Portfolio (including portfolio risk limits) that are mutually agreed to in writing from time to time by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a.   The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Portfolio (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Portfolio’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser.  The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement.  With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.   The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”).

c.   The Sub-Adviser shall exercise voting authority with respect to proxies that the Portfolio is entitled to vote with regard to securities in the Portfolio’s portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon written notice to the Sub-Adviser and provided further that the exercise of such authority shall be in accordance with the relevant Fund Procedures.  As provided in the Fund Procedures, the Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser and the Board.  The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.  The Sub-Adviser shall provide the proxy voting history for the Portfolio to the Adviser or any third party agent designated by the Adviser in a timely manner for inclusion in the Portfolio’s requisite Form N-PX.

d.   The Sub-Adviser will provide reasonable assistance to the Portfolio’s custodian (“Custodian”) and the Adviser in their determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures.  The parties acknowledge that the Sub-Adviser (i) is not a custodian of the Portfolio’s assets and will not take possession or custody of such assets and (ii) is not engaged to provide the official books and records of the Portfolio. The Adviser acknowledges and agrees that (i) the Sub-Adviser shall not be deemed to be the pricing or valuation agent for the Fund, and (ii) the Sub-Adviser is not obligated to provide pricing information to satisfy any regulatory requirements to which the Fund may be subject (e.g., FAS 157).

e.   Following the end of each of the Portfolio’s fiscal periods, the Sub-Adviser will provide reasonable assistance to the Adviser in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-SAR and Form N-Q, as well as any discussion of the Portfolio’s performance required by applicable law.  The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and editing by the Adviser and further subject to the terms of Section 7 hereof.  The Sub-Adviser also will provide to the Portfolio any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Portfolio.

f.   The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form agreed to in advance by the Adviser and Sub-Adviser, (ii) a written investment oversight questionnaire in a form agreed to in advance by the Adviser and Sub-Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.   The Sub-Adviser will make available to the Portfolio and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Portfolio) as are necessary to assist the Portfolio and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws.  The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Portfolio, any information or reports in connection with the Sub-Adviser’s services to the Portfolio and the Adviser that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

h.   The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.   The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions, in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

j.  The Sub-Adviser shall not consult with any other sub-adviser of the Portfolio or Fund, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Portfolio or Fund’s transactions in securities or other assets, except for purposes of complying with applicable law or regulation.  The Adviser shall not be required to provide the Sub-Adviser with Portfolio or Fund sales data.

k.  Nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser from acting as investment adviser for any other person, firm, corporation or other entity and shall not in any way restrict the Sub-Adviser or any of its stockholders, directors, officers, employees or its affiliates from buying, selling or trading any securities for its or their own account or for the account of others from whom it or they may be acting; provided that such activities do not adversely affect the performance by any party of its duties under this Sub-Advisory Agreement.

3.

Broker-Dealer Selection and Portfolio Transaction Information.  The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Portfolio’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser.  To that end, the Sub-Adviser is authorized as the agent of the Portfolio to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Portfolio.  In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including the Policies and Procedures Relating to Fund Brokerage Allocation and Use of Fund Commissions.  The Sub-Adviser will report to the Portfolio’s Board periodically on brokerage allocation, including with respect to use of Portfolio commissions to acquire research, indicating the broker-dealers to which such allocations have been made and the basis therefore as the Adviser or the Board reasonably requests.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

4.

Disclosure about Sub-Adviser.  The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Portfolio that contains or incorporates disclosure about the Sub-Adviser (if any), and represents and warrants that the disclosure, with respect to the Sub-Adviser, its personnel, and the investment policies and strategies followed by the Sub-Adviser in managing the Portfolio and the risks relating thereto is accurate in all material respects. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect and also complies with any other relevant regulatory requirements to operate its business.  The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

5.

Duties of the Adviser.   The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Portfolio’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Portfolio’s investment objective(s), strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Portfolio’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Portfolio.  The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

6.

Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

The Adviser and the Portfolio shall be responsible for all expenses of the Adviser’s and Portfolio’s operations, respectively, including, without limitation, those described in the Advisory Agreement.

7.

Compensation.  For the services provided to the Portfolio, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect.  The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.  The Portfolio shall have no liability for Sub-Adviser’s fee hereunder.

8.

Materials.

a.

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Portfolio, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Portfolio shall use any such materials if the Sub-Adviser reasonably objects in writing within a reasonable period of time (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.

It is understood that the names “Goldman Sachs” and “Goldman Sachs Asset Management International” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Goldman Sachs Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Portfolio or its affiliates have the right to use such Goldman Sachs Marks in offering materials of the Portfolio or any Fund only with the prior written approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to Portfolio. Upon termination of this Agreement or upon the earlier request of the Sub-Adviser, the Portfolio shall as soon as is reasonably possible cease to use the Goldman Sachs Marks.

c.

It is understood that the names “Boston Management and Research” and “Eaton Vance Management” or any derivative thereof or logos associated with such names are the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such names (or derivatives or logos) in client lists.  Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.

Compliance.

a.

The Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and other federal securities laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”).  The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures.  The CCO shall provide to the Adviser and/or the Portfolio and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested.  The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.

The Sub-Adviser agrees that, if it is reasonably likely to have a material impact on the performance of its duties under this Agreement, it shall promptly notify, if legally permitted, the Adviser and the Portfolio (1) in the event that the SEC or other governing body has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation (formal or informal) that is likely to reasonably result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser; (2) in the event of any notice of an investigation, examination, inquiry audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state or other governmental agency or body, (3) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or is likely not to qualify as a regulated investment company under Subchapter M of the Code, (4) upon detection of any breach of any of the Fund Procedures and of any violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or (5) upon detection of any material violations of the Sub-Adviser Procedures that relate to the Portfolio or the Sub-Adviser’s activities generally, such as when the violation could be considered material to the Sub-Adviser’s advisory clients.  The Sub-Adviser further agrees to promptly notify the Adviser and the Portfolio of any fact material to the Portfolio, the Adviser, the Board or shareholders of the Portfolio known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Portfolio, or any amendment or supplement thereto received by the Sub-Adviser, or if any statement contained therein relating to the Sub-Adviser becomes untrue in any material respect.

c.

The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC or other governing body has censured the Adviser or the Portfolio; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Portfolio’s investments or investment practices.

d.

The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time, in a format mutually agreed upon, concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, changes in the Sub-Adviser’s key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

10.

Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Portfolio and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.

Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Portfolio.  Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser or the Portfolio or its shareholders (as applicable), their actions with respect to the Portfolio, and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the Portfolio and without a breach of an obligation of confidentiality to the other party.  Sub-Adviser acknowledges that the Adviser will have continuous access to the Portfolio’s holdings and information relating to portfolio management that is in the possession of the Custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Portfolio, including a list of portfolio securities identified as being held by the Portfolio, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures.  Neither party shall use its knowledge of non-public information regarding the Portfolio as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Portfolio.  To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 11.  Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information.  Notice of such agreement shall be provided to the Portfolio.

12.

Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Portfolio shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.

Liability.

a.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and controlling persons thereof (each a “Sub- Adviser Controlling Person,” and collectively, “Sub-Adviser Controlling Persons”) shall not be liable for, or subject to any losses, claims, damages, expenses, liabilities or litigation in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence, in each such case, in the performance of the Sub-Adviser’s duties, or any material breach by the Sub-Adviser of its obligations or duties under this Agreement (the “Sub-Adviser Standard of Care”).  In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for actions taken or non-actions with respect to the performance of services under this Agreement if the Sub-Adviser is instructed in writing by the Adviser or the Portfolio to take such action or non-action.  The Adviser understands and acknowledges that the Sub-Adviser does not warrant that the portion of the assets of the Portfolio managed by the Sub-Adviser will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective.  In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for any portion of the assets of the Portfolio not managed by the Sub-Adviser (if any), and all representations and covenants of the Sub-Adviser in this Agreement shall be deemed to apply only to the portion of the assets of the Portfolio managed by the Sub-Adviser.

b.

The Sub-Adviser agrees that neither the Portfolio nor the Fund shall bear any responsibility or shall be subject to any liability for any losses, claims, damages, expenses, liabilities or litigation of the Sub-Adviser connected with or arising out of its services under this Agreement.

14.

Indemnification.

a.

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and Sub-Adviser Controlling Persons (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the Securities Act of 1933, as amended (“the 1933 Act”), the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising out of the Adviser’s responsibilities to the Sub-Adviser which may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or any material breach by the Adviser of its obligations or duties under this Agreement, or (2) which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance on disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or any material breach of its obligations or duties under this Agreement.

b.

Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and controlling persons thereof (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1)  arising out of the Sub-Adviser’s responsibilities as sub-adviser of the Portfolio which may be based upon the Sub-Adviser’s breach of the Sub-Adviser Standard of Care; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and

c.

was required to be stated therein or necessary to make the statements therein not misleading, if such a statement was made in reliance upon disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement or was omitted from a disclosure reviewed by the Sub-Adviser in accordance with such Section 8; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its material breach of its obligations or duties under this Agreement.

d.

The Adviser shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person.  If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

e.

The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person.  The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

15.

Duration and Termination.

a.

This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Portfolio’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons (as such term is defined in the 1940 Act) of any such Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

b.

Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Portfolio, (b) at any time without payment of any penalty by the Portfolio, by the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) at any time without payment of any penalty by the Sub-Adviser upon 60 days’ prior written notice by the Sub-Adviser to the Adviser and the Portfolio, (d) immediately in the event the Sub-Adviser or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Portfolio, or (e) in the event the Advisory Agreement is terminated.

c.

In the event of termination for any reason, all records of the Portfolio shall promptly be returned to the Adviser or the Portfolio, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14 and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

16.

Notices.  Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Portfolio:

Greater India Portfolio

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Adviser:

Boston Management and Research

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Sub-Adviser:

Goldman Sachs Asset Management International

River Court

London, England EC4A 2BE

Attention:  Legal Department

With a copy to:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Legal Department

17.

Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law.  The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 15 or this Section 17 of this Agreement.

18.

Miscellaneous.

a.

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.

The Adviser and the Sub-Adviser acknowledge that the Portfolio enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Advisory Agreement.  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

c.

The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the trustees and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees or any officer of the Adviser.

d.

The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.

To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.

Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.

This Agreement may be executed in counterparts.

*                *               *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By: ___________________________________

     Name: _____________________________

     Title: ______________________________

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By: ___________________________________

     Name: ______________________________

     Title: _______________________________

SCHEDULE A

Annual Investment Sub-Advisory Fee

1. Fee will be calculated by Adviser and forwarded to the Sub-Adviser.

2. Fee will be calculated monthly in arrears for each calendar month and payable by electronic method in USD within 30 business days following the end of each quarter.

3. Fee will be calculated and paid by the Adviser and the Sub-Adviser will not be required to send an invoice to the Adviser.

4. Annual Investment Sub-Advisory Fee:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.475%
$500 million but less than $1 billion	0.450%
$1 billion but less than $2.5 billion	0.438%
$2.5 billion but less than $5 billion	0.426%
Over $5 billion	0.416%

5. Fee will be prorated as appropriate for the initial calendar month and upon termination.

6. Monthly Fee = Average of Daily Net Assets for the month * Annual Fee Rate * (number of days in the relevant month / the number of days in the year)

The Portfolio’s daily net assets shall be computed in accordance with the Declaration of Trust of the Portfolio and any applicable procedures, votes and determinations of the Board of the Portfolio.

Exhibit C

Officers and Trustees of the Trust and Portfolio

The officers and Trustees of the Trust and Portfolio and their length of service are set forth below.  Because of their positions with BMR and their ownership of EVC stock, the officers and Trustees of the Trust and the Portfolio benefit from the advisory fees paid by the Portfolio.  The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110.  Unless otherwise indicated, the positions listed under “Trust/Portfolio Position(s)” are held with both the Trust and the Portfolio.  As used in this Exhibit C “BMR" refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “Eaton Vance” refers to Eaton Vance Management, “EVMI” refers to Eaton Vance Management (International) Limited, and “EVD” refers to Eaton Vance Distributors, Inc.  EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR.  EVMI and EVD are wholly-owned subsidiaries of EVC.  Each officer affiliated with EVM may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD, EVMI and EV, which are affiliates of the 175.	175	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
SCOTT E. ESTON 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997).  Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds at a mutually convenient time in 2017.

				175	None
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly, held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	175

Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).	175	None
GEORGE J. GORMAN 1952	Trustee	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	175	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	175	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	Chairperson of the Board since 2016 and Trustee since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

				175	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	175	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	175

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

RALPH F. VERNI 1943	Trustee	Since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life.  Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).  Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

				175	None
SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	175	None

Principal Officers who are not Trustees
Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Payson F. Swaffield 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 144 registered investment companies managed by Eaton Vance or BMR.
Edward Perkin 1972	President of the Portfolio	Since 2016

Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014.  Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014).  Officer of 5 registered investment companies managed by Eaton Vance or BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
James F. Kirchner 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.

(1)

Includes both master and feeder funds in a master-feeder structure.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).  However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

Exhibit D

FORM OF

EATON VANCE SPECIAL INVESTMENT TRUST

INVESTMENT ADVISORY AGREEMENT

ON BEHALF OF EATON VANCE GREATER INDIA FUND

AGREEMENT made this [__] day of [__], 2016, between Eaton Vance Special Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of Eaton Vance Greater India Fund (the “Fund”), and Boston Management and Research, a Massachusetts business trust (the “Adviser”).

1.

Duties of the Adviser.  The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement

The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Fund and to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Fund’s investments.  As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, derivatives, commodities, and investment instruments on behalf of the Fund.  Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Fund either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.  In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust.

2.

Compensation of the Adviser.  For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to a percentage of the investable assets of the Fund per annum which are not invested in other investment companies for which the Adviser or its affiliate (i) serves as adviser and (ii) receives an advisory fee (“Adviser Funds”), as listed below:

Investable Assets for the Month (excluding Shares of Adviser Funds)	Annual Asset Rate (for each Level)
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%

Such compensation shall be paid monthly in arrears on the last business day of each month.  The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.  In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be based on the number of calendar days during which it is in effect.

The Adviser may, from time to time, waive all or a part of the above compensation.

3.

Allocation of Charges and Expenses.  It is understood that the Fund will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without implied limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of shares, (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization, (xviii) all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; (xix) any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuations services; (xx) any investment advisory, sub-advisory or similar management fee payable by the Fund; (xxi) all expenses incurred in connection with the Fund’s use of a line of credit; and (xxii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

4.

Other Interests.  It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of the

Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.

Limitation of Liability of the Adviser.  The services of the Adviser to the Trust and the Fund are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

6.

Sub-Advisers.  The Adviser may employ one or more sub-advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers or other persons to execute the Fund’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such sub-adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.  Each such sub-adviser’s performance of its obligation under any such agreement shall be supervised by the Adviser.  Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder.  In the event a sub-adviser is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser, subject to approval by the Board and notice to the sub-adviser.

7.

Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

8.

Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund.

9.

Limitation of Liability.  The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust and the shareholders of the Fund, and the Adviser hereby agrees that it shall have recourse to the Trust or the Fund for payment of claims or obligations as between the Trust or the Fund and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust or shareholder of the Fund.

10.

Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the shares of the Fund.

*                *               *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EATON VANCE SPECIAL INVESTMENT TRUST on behalf of

EATON VANCE GREATER INDIA FUND

By:

_________________________________

BOSTON MANAGEMENT AND RESEARCH

By:

_________________________________

Exhibit E

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

RELATING TO

EATON VANCE GREATER INDIA FUND

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this ___ day of _________, 2016 is between Boston Management and Research, a Massachusetts business trust (“Adviser”), and Goldman Sachs Asset Management International, registered as a Private Unlimited Company in England and Wales (“Sub-Adviser”).

WHEREAS, Eaton Vance Greater India Fund (the “Fund”), a series of Eaton Vance Special Investment Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated _____ __, 2016 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory and management services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.

Appointment.  The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Adviser and the Fund’s Board of Trustees (“Board”), for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser upon reasonable notice to the Sub-Adviser.

2.

Sub-Adviser Duties.  Subject to the supervision of the Board and the Adviser, the Sub-Adviser will provide a continuous investment program for the Fund and determine, in its discretion, the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Fund’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Fund; (b) when these transactions should be executed, and (c) what portion of the assets of the Fund should be held in various securities and other investments in which the Fund is permitted to invest.  The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any of the types of securities and investment instruments permitted by the Fund’s Registration Statement. The Sub-Adviser may use the portfolio management, research and other resources of advisory affiliates through participating affiliate arrangements in rendering investment advisory services to the Fund.  Under such circumstances, the Sub-Adviser shall be fully accountable to the Fund and/or the Adviser for the actions of such affiliates.

The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s Declaration of Trust, By-Laws, and investment objective(s), policies and procedures and restrictions as stated in the Trust’s Registration Statement as filed with the SEC under the 1940 Act, as from time to time amended (“Registration Statement”).  The Adviser shall promptly provide the Sub-Adviser with copies of any amendment to the Registration Statement prior to the commencement of this Agreement and shall provide the Sub-Adviser with drafts of any other amendment to the Registration Statement as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund.  The Sub-Adviser shall review and provide comments on such drafts on a timely basis.  Sub-Adviser’s services under this Agreement also will be provided in accordance with any internal guidelines or investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing from time to time by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a.   The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser.  The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement.  With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.   The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”).

c.   The Sub-Adviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote with regard to securities in the Fund’s portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon written notice to the Sub-Adviser and provided further that the exercise of such authority shall be in accordance with the relevant Fund Procedures.  As provided in the Fund Procedures, the Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser and the Board.  The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.  The Sub-Adviser shall provide the proxy voting history for the Fund to the Adviser or any third party agent designated by the Adviser in a timely manner for inclusion in the Fund’s requisite Form N-PX.

d.   The Sub-Adviser will provide reasonable assistance to the Fund’s custodian (“Custodian”) and the Adviser in their determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Fund as are specifically described in such Fund Procedures.  The parties acknowledge that the Sub-Adviser (i) is not a custodian of the Trust’s assets and will not take possession or custody of such assets and (ii) is not engaged to provide the official books and records of the Fund. The Adviser acknowledges and agrees that (i) the Sub-Adviser shall not be deemed to be the pricing or valuation agent for the Fund, and (ii) the Sub-Adviser is not obligated to provide pricing information to satisfy any regulatory requirements to which the Fund may be subject (e.g., FAS 157).

e.   Following the end of each of the Fund’s fiscal periods, the Sub-Adviser will provide reasonable assistance to the Adviser in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-SAR and Form N-Q, as well as any discussion of the Fund’s performance required by applicable law.  The Sub-Adviser will also provide periodic commentaries regarding the performance of the Fund as reasonably requested by the Adviser, which shall be subject to review and editing by the Adviser and further subject to the terms of Section 7 hereof.  The Sub-Adviser also will provide to the Trust any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Trust.

f.   The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form agreed to in advance by the Adviser and Sub-Adviser, (ii) a written investment oversight questionnaire in a form agreed to in advance by the Adviser and Sub-Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.   The Sub-Adviser will make available to the Trust and the Adviser, promptly upon request, any of the investment records and ledgers for the Fund maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Trust) as are necessary to assist the Trust and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws.  The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h.   The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Fund and the investments in the Fund in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.   The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions, in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

j.  The Sub-Adviser shall not consult with any other sub-adviser of the Fund or the Trust, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Fund or Trust’s transactions in securities or other assets, except for purposes of complying with applicable law or regulation.  The Adviser shall not be required to provide the Sub-adviser with Fund or Trust sales data.

k.  Nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser from acting as investment adviser for any other person, firm, corporation or other entity and shall not in any way restrict the Sub-Adviser or any of its stockholders, directors, officers, employees or its affiliates from buying, selling or trading any securities for its or their own account or for the account of others from whom it or they may be acting; provided that such activities do not adversely affect the performance by any party of its duties under this Sub-Advisory Agreement.

3.

Broker-Dealer Selection and Portfolio Transaction Information.  The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Fund either directly with the issuer or with brokers or dealers selected by the Sub-Adviser.  To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Fund.  In connection with the selection of such brokers or dealers and the placing of orders for the Fund, the Sub-Adviser shall follow the relevant Fund Procedures, including the Policies and Procedures Relating to Fund Brokerage Allocation and Use of Fund Commissions.  The Sub-Adviser will report to the Trust’s Board periodically on brokerage allocation, including with respect to use of Fund commissions to acquire research, indicating the broker-dealers to which such allocations have been made and the basis therefore as the Adviser or the Board reasonably requests.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust.

4.

Disclosure about Sub-Adviser.  The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Trust that contains or incorporates disclosure about the Sub-Adviser (if any), and represents and warrants that the disclosure, with respect to the Sub-Adviser, its personnel, and the investment policies and strategies followed by the Sub-Adviser in managing the Fund and the risks relating thereto is accurate in all material respects. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect and also complies with any other relevant regulatory requirements to operate its business.  The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

5.

Duties of the Adviser.   The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Trust’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective(s), strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund.  The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

6.

Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

The Adviser and the Trust shall be responsible for all expenses of the Adviser’s and Fund’s operations, respectively, including, without limitation, those described in the Advisory Agreement.

7.

Compensation.  For the services provided to the Fund, the Adviser will pay the Sub-Adviser compensation in an amount equal to a percentage of the investable assets of the Fund per annum which are not invested in other investment companies for which Adviser or its affiliate (i) serves as adviser and (ii) receives an advisory fee (“Investable Assets”) as specified in Schedule A.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect.  The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.  The Trust shall have no liability for Sub-Adviser’s fee hereunder.

8.

Materials.

a.

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Portfolio, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Portfolio shall use any such materials if the Sub-Adviser reasonably objects in writing within a reasonable period of time (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.

It is understood that the names “Goldman Sachs” and “Goldman Sachs Asset Management International” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Goldman Sachs Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Portfolio or its affiliates have the right to use such Goldman Sachs Marks in offering materials of the Portfolio or any Fund only with the prior written approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to Portfolio. Upon termination of this Agreement or upon the earlier request of the Sub-Adviser, the Portfolio shall as soon as is reasonably possible cease to use the Goldman Sachs Marks.

c.

It is understood that the names “Boston Management and Research” and “Eaton Vance Management” or any derivative thereof or logos associated with such names are the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such names (or derivatives or logos) in client lists.  Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.

Compliance.

a.

The Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and other federal securities laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”).  The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures.  The CCO shall provide to the Adviser and/or the Portfolio and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested.  The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.

The Sub-Adviser agrees that, if it is reasonably likely to have a material impact on the performance of its duties under this Agreement, it shall promptly notify, if legally permitted, the Adviser and the Portfolio (1) in the event that the SEC or other governing body has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation (formal or informal) that is likely to reasonably result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser; (2) in the event of any notice of an investigation, examination, inquiry audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state or other governmental agency or body, (3) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or is likely not to qualify as a regulated investment company under Subchapter M of the Code, (4) upon detection of any breach of any of the Fund Procedures and of any violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or (5) upon detection of any material violations of the Sub-Adviser Procedures that relate to the Portfolio or the Sub-Adviser’s activities generally, such as when the violation could be considered material to the Sub-Adviser’s advisory clients.  The Sub-Adviser further agrees to promptly notify the Adviser and the Portfolio of any fact material to the Portfolio, the Adviser, the Board or shareholders of the Portfolio known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Portfolio, or any amendment or supplement thereto received by the Sub-Adviser, or if any statement contained therein relating to the Sub-Adviser becomes untrue in any material respect.

c.

The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC or other governing body has censured the Adviser or the Portfolio; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Portfolio’s investments or investment practices.

d.

The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time, in a format mutually agreed upon, concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, changes in the Sub-Adviser’s key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

10.

Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Fund and the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.

Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Trust.  Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser or the Fund or its shareholders or the Trust (as applicable), their actions with respect to the Fund and the Trust, and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the Trust and without a breach of an obligation of confidentiality to the other party.  Sub-Adviser acknowledges that the Adviser will have continuous access to the Fund’s holdings and information relating to portfolio management that is in the possession of the Custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Fund, including a list of portfolio securities identified as being held by the Fund, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures.  Neither party shall use its knowledge of non-public information regarding the Fund as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Fund.  To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 11.  Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information.  Notice of such agreement shall be provided to the Trust.

12.

Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.

Liability.

a.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and controlling persons thereof (each a “Sub- Adviser Controlling Person,” and collectively, “Sub-Adviser Controlling Persons”) shall not be liable for, or subject to any losses, claims, damages, expenses, liabilities or litigation in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence, in each such case, in the performance of the Sub-Adviser’s duties, or any material breach by the Sub-Adviser of its obligations or duties under this Agreement (the “Sub-Adviser Standard of Care”).  In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for actions taken or non-actions with respect to the performance of services under this Agreement if the Sub-Adviser is instructed in writing by the Adviser or the Trust to take such action or non-action.  The Adviser understands and acknowledges that the Sub-Adviser does not warrant that the portion of the assets of the Fund managed by the Sub-Adviser will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective.  In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for any portion of the assets of the Fund not managed by the Sub-Adviser (if any), and all representations and covenants of the Sub-Adviser in this Agreement shall be deemed to apply only to the portion of the assets of the Fund managed by the Sub-Adviser.

b.

The Sub-Adviser agrees that neither the Trust nor the Fund shall bear any responsibility or shall be subject to any liability for any losses, claims, damages, expenses, liabilities or litigation of the Sub-Adviser connected with or arising out of its services under this Agreement.

14.

Indemnification.

a.

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and Sub-Adviser Controlling Persons (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the Securities Act of 1933, as amended (“the 1933 Act”), the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising out of the Adviser’s responsibilities to the Sub-Adviser which may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or any material breach by the Adviser of its obligations or duties under this Agreement, or (2) which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance on disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or any material breach of its obligations or duties under this Agreement.

b.

Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and controlling persons thereof (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1)  arising out of the Sub-Adviser’s responsibilities as sub-adviser of the Fund which may be based upon the Sub-Adviser’s breach of the Sub-Adviser Standard of Care; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement was made in reliance upon disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement or was omitted from a disclosure reviewed by the Sub-Adviser in accordance with such Section 8; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its material breach of its obligations or duties under this Agreement.

c.

The Adviser shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person.  If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.

The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person.  The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

15.

Duration and Termination.

a.

This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons (as such term is defined in the 1940 Act) of any such Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

b.

Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) at any time without payment of any penalty by the Sub-Adviser upon 60 days’ prior written notice by the Sub-Adviser to the Adviser and the Trust, (d) immediately in the event the Sub-Adviser or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or (e) in the event the Advisory Agreement is terminated.

c.

In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14 and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

16.

Notices.  Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Eaton Vance Special Investment Trust

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Adviser:

Boston Management and Research

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Sub-Adviser:

Goldman Sachs Asset Management International

River Court

London, England EC4A 2BE

Attention:  Legal Department

With a copy to:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Legal Department

17.

Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law.  The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 15 or this Section 17 of this Agreement.

18.

Miscellaneous.

a.

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.

The Adviser and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Advisory Agreement.  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

c.

The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the trustees and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees or any officer of the Adviser.

d.

The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.

To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.

Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

This Agreement may be executed in counterparts.

*                *               *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By: __________________________________

     Name: ____________________________

     Title: ______________________________

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By: ___________________________________

     Name: _____________________________

     Title: _______________________________

SCHEDULE A

Annual Investment Sub-Advisory Fee

1. Fee will be calculated by Adviser and forwarded to the Sub-Adviser.

2. Fee will be calculated monthly in arrears for each calendar month and payable by electronic method in USD within 30 business days following the end of each quarter.

3. Fee will be calculated and paid by the Adviser and the Sub-Adviser will not be required to send an invoice to the Adviser.

4. Annual Investment Sub-Advisory Fee:

For the services provided hereunder, Sub-Adviser shall be entitled to receive from the Adviser compensation in an amount equal to a percentage of the Investable Assets of the Fund per annum which are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee (“Eaton Vance Funds”), as listed below.

Investable Assets for the Month (excluding Shares of Eaton Vance Funds)	Annual Asset Rate
Up to $500 million	0.475%
$500 million but less than $1 billion	0.450%
$1 billion but less than $2.5 billion	0.438%
$2.5 billion but less than $5 billion	0.426%
Over $5 billion	0.416%

5. Fee will be prorated as appropriate for the initial calendar month and upon termination.

6. Monthly Fee = Investable Assets for the month * Annual Asset Rate * (number of days in the relevant month / the number of days in the year)

The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Fund and any applicable procedures, votes and determinations of the Board of the Fund.

Exhibit F

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At meetings of the Boards of Trustees (each a “Board”) of Eaton Vance Special Investment Trust (the “Trust”), on behalf of Eaton Vance Greater India Fund (the “Fund”), and Eaton Vance Greater India Portfolio (the “Portfolio”), the portfolio in which the Fund invests substantially all of its assets, held on August 9 and 10, 2016, the Board, including a majority of the Independent Trustees, voted to approve the following advisory agreements relating to the Portfolio and the Fund (as indicated):

(i)

a new investment advisory agreement (the “BMR Agreement”) between the Fund and Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM” and, together with the Adviser and their affiliates, “Eaton Vance”);

(ii)

a new sub-advisory agreement between the Adviser and Goldman Sachs Asset Management International (“GSAMI”) relating to the Portfolio (the “Portfolio GSAMI Agreement”); and

(iii)

a new sub-advisory agreement between the Adviser and GSAMI relating to the Fund (the “Fund GSAMI Agreement” and, together with the Portfolio GSAMI Agreement, the “Proposed GSAMI Agreements”).

The BMR Agreement and the Proposed GSAMI Agreements are sometimes referred to herein collectively as the “Proposed Agreements”.  None of the Proposed Agreements may become effective without the prior approval of shareholders of the Portfolio and the Fund, as the case may be.

At the meeting held on August 9 and 10, 2016, the Board of the Portfolio also voted to approve an interim investment sub-advisory agreement between the Adviser and GSAMI (the “Interim Sub-Advisory Agreement”).  The Interim Sub-Advisory Agreement became effective on September 15, 2016 when GSAMI assumed responsibility as sub-adviser of the Portfolio in accordance with the requirements of Rule 15a-4 under the 1940 Act and is substantially the same as the Portfolio GSAMI Agreement.  Previously, LGM, Inc. (the “Prior Sub-Adviser”) served as the sub-adviser to the Portfolio pursuant a sub-advisory agreement with the Adviser that terminated effective September 15, 2016 (the “Prior Sub-Advisory Agreement”) in connection with the implementation of the Interim Sub-Advisory Agreement.   The action taken by the Board to replace the Prior Sub-Adviser with GSAMI as the sub-adviser for the Portfolio was in response to an affirmative recommendation by Eaton Vance, which had concluded that GSAMI is positioned to provide enhanced portfolio management services for the Portfolio and, therefore, that the approval of the Proposed GSAMI Agreements would be consistent with the interests of the Portfolio and the Fund.

At the meetings held on August 9 and 10, 2016, the Board of the Trust also voted to recommend that shareholders of the Fund approve the Proposed Agreements and authorized the officers of the Trust to call a meeting of shareholders of the Fund to consider and vote on the Proposed Agreements.  As an interest holder in the Portfolio, the Fund will cast its votes with respect to the Portfolio GSAMI Agreement in the same proportion as the votes cast by Fund shareholders at the meeting.

In voting to approve the Proposed Agreements and recommend approval of the Proposed Agreements by shareholders of the Fund, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees, as well as the affirmative recommendation of Eaton Vance.  Acting through a working group established by the Contract Review Committee specifically for the purpose of evaluating the Proposed Agreements, the Contract Review

Committee requested information from Eaton Vance and GSAMI relevant to the Committee’s consideration of the Proposed Agreements.  Leading up to the meeting of the Board on August 9 and 10, 2016, the Contract Review Committee and/or its working group held a series of meetings (together with the meeting of the Board on August 9 and 10, 2016, the “Meetings”) to review and evaluate information provided by Eaton Vance and GSAMI relating to the Proposed Agreements.  In addition, the Contract Review Committee, the working group and the Board met with representatives from each of Eaton Vance and GSAMI to discuss the terms of the Proposed Agreements and the plans of the Adviser and GSAMI for managing the assets of the Portfolio and the Fund, in the event that the Fund were to invest all or a portion of its assets directly in securities in the future (rather than in the Portfolio).

In addition to the information received in response to specific requests of the working group relating to the Proposed Agreements, the Contract Review Committee considered other relevant information received at prior meetings of the Board and its committees relating to Eaton Vance, including information provided to the Contract Review Committee in connection with the annual contract review process relating to the current investment advisory agreement between the Adviser and the Portfolio (the “Current Advisory Agreement”) and similar investment advisory agreements with EVM or the Adviser relating to other registered investment companies within the Eaton Vance family of funds (the “Eaton Vance Funds”).

The information that the Board considered at the Meetings and/or in connection with the annual contract renewal process included, among other things, the following:

Information about Fees, Performance and Expenses

•

Information comparing the advisory and related fees paid and payable by the Fund, before and after giving effect to the advisory fee reductions described below, with fees paid by comparable funds;

•

Information comparing the total expense ratio of the Fund and its components, under the Current Advisory Agreement and on a pro forma basis after giving effect to the advisory fee reductions, to the total expense ratio and components of comparable funds;

•

A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance of the Fund in comparison to the current and proposed benchmark indices and customized groups of peer funds identified by Eaton Vance in consultation with the Board;

•

Information regarding investment performance of other relevant accounts managed by GSAMI;

•

Profitability analyses for Eaton Vance with respect to the Fund for the prior year under the Current Advisory Agreement and information regarding the projected profitability of GSAMI in connection with its appointment as sub-adviser;

Information about Portfolio Management and Trading

•

Descriptions of the investment management services provided by Eaton Vance and to be provided by GSAMI, including the investment strategies and processes they employ;

•

The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by Eaton Vance and GSAMI as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•

Data relating to portfolio turnover rates of the Fund, including information relating to anticipated portfolio turnover in connection with the appointment of GSAMI as sub-adviser to the Portfolio;

Information about Eaton Vance and GSAMI

•

Reports detailing the financial results and condition of Eaton Vance and GSAMI;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

The Code of Ethics of the Adviser and GSAMI and their relevant affiliates, together with information relating to compliance with and the administration of such codes;

•

Policies and procedures relating to proxy voting;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and GSAMI (including descriptions of various compliance programs) and their record of compliance;

•

Information concerning the business continuity and disaster recovery plans of the Adviser and GSAMI and their relevant affiliates;

•

A description of Eaton Vance’s procedures for overseeing third party sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance;

•

Information concerning management of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance; and

•

The terms of the Proposed Agreements.

In connection with its consideration of the Proposed Agreements, the Contract Review Committee and its working group were assisted by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each of the Proposed Agreements and the weight to be given to each such factor.  The conclusions reached with respect to each Proposed Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Proposed Agreement.  In evaluating each Proposed Agreement, including the specific fee structures and other terms, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the various advisers and sub-advisers of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that approval of the Proposed Agreements, including the fee structure of each Proposed Agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the Proposed Agreements. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the Proposed Agreements.  Accordingly, at the meeting of the Board held on August 9 and 10, 2016, (i) the Board of the Portfolio, including a majority of the Independent Trustees, voted to approve the Portfolio GSAMI Agreement and (ii) the Board of the Trust, including a majority of the Independent Trustees, voted to approve the BMR Agreement and the Fund GSAMI Agreement and to recommend to shareholders of the Fund approval of the Proposed Agreements.  In addition, the Board of the Portfolio, including a majority of the Independent Trustees, voted to approve the Interim Sub-Advisory Agreement based on its consideration of the same information and factors described herein with respect to its approval of the Portfolio GSAMI Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Proposed Agreements, the Board evaluated the nature, extent and quality of services to be provided by the Adviser and GSAMI under the Proposed Agreements.  In connection with this review, the Board considered information provided by Eaton Vance regarding its experience with and knowledge of the investment personnel and operations of GSAMI.

The Board considered the Adviser’s and GSAMI’s management capabilities and investment process with respect to the types of investments in which the Portfolio invests, including certain anticipated changes to be implemented in connection with the appointment of GSAMI as sub-adviser, such as the proposed change of the Portfolio from a “diversified” fund to “non-diversified” fund, as described more fully elsewhere in this proxy statement.  The Board also considered the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services under the Proposed Agreements.

With respect to the Adviser, the Board considered information regarding Eaton Vance’s procedures for overseeing third party sub-advisers generally, including with respect to regulatory and compliance issues, investment management and other matters.  The Board also considered the Adviser’s responsibilities and capabilities in overseeing the activities of GSAMI under the BMR Agreement.  The Board took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of Eaton Vance and other factors, such as the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.

With respect to GSAMI, the Board took into account the resources available to GSAMI in fulfilling its duties under the Proposed GSAMI Agreements and GSAMI’s experience and performance in managing accounts and sleeves of accounts using strategies similar to the Portfolio.  The Board also considered the potential benefits of having portfolio management services involving equity securities of companies in India and surrounding countries of the Indian subcontinent provided by investment professionals located in the region.

The Board considered the compliance programs of the Adviser, GSAMI and their relevant affiliates.  Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities, as well as the due diligence performed by Eaton Vance with respect to the compliance programs of GSAMI and its relevant affiliates.  The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and GSAMI, taken as a whole, are appropriate and consistent with the terms of the Proposed Agreements.

Fund Performance

In considering the Proposed GSAMI Agreements, the Board considered information regarding the performance of GSAMI in managing strategies similar to that employed by the Portfolio.  The Board noted that such performance compared favorably with the performance of the Fund and relevant benchmark indices during all relevant time periods.

In considering the BMR Agreement, the Board reviewed information regarding the historical performance of the Fund, recognizing that the Adviser, in its capacity as the adviser of the Portfolio under the Current Advisory Agreement, has been indirectly responsible for the performance of the Fund through its oversight of the Prior Sub-Adviser.  The Board noted that, although the Fund had outperformed its benchmark index during the most recent one-, three- and five-year periods ended May 31, 2016, the Fund had underperformed relative to its peer funds for the same time periods.  The Board concluded that, in recommending the appointment of GSAMI as the new sub-adviser of the Portfolio, the Adviser had taken appropriate actions to address the Fund’s performance.

On the basis of the foregoing and other relevant information provided by Eaton Vance and GSAMI, the Board concluded that the Adviser and GSAMI can be expected to bring appropriate resources to bear in pursuing satisfactory performance for the Portfolio and the Fund under the Proposed Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”) under the Proposed Agreements.  As part of its review, the Board considered the Fund’s management fees and total expense ratio, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board considered that, effective September 15, 2016, the Adviser had contractually agreed to reduce the advisory fee payable to it as detailed elsewhere in this proxy statement.  The Board also considered that, under the Proposed GSAMI Agreements, the Adviser will pay GSAMI a fee that is lower than the fee previously paid under the Prior Sub-Advisory Agreement.

The Board noted that under the terms of the BMR Agreement, assets of the Fund may be invested directly in securities, for which the Adviser would receive a fee, or in the Portfolio, for which the Adviser receives no separate fee from the Fund but for which it receives an advisory fee from the Portfolio.  The Board noted that GSAMI, which is paid by the Adviser under the Fund GSAMI Agreement, similarly would receive a fee from the Adviser for assets of the Fund invested directly in securities but would not receive a fee for assets of the Fund invested in the Portfolio.

After considering the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and GSAMI, the Board concluded that the management fees to be charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

In connection with its review of the BMR Agreement, the Board of the Trust considered the level of profits realized by Eaton Vance with respect to the Fund in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments expected to be made by Eaton Vance to third parties in respect of distribution services.  The Board also considered other direct or indirect fall-out benefits received by Eaton Vance in connection with its relationships with the Fund, including the benefits of research services that may be available to Eaton Vance as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.  In connection with the consideration of the Proposed GSAMI Agreements, the Board concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, GSAMI’s expected profitability was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.   Based upon the foregoing, the Board concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to allow the Fund and the Portfolio to share in the benefits from any economies of scale in the future.

[EatVanPxy-____]

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Please detach at perforation before mailing.

PROXY	PROXY

EATON VANCE GREATER INDIA FUND

SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 17, 2016

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, November 17, 2016 at 11:00 a.m., Eastern time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE TELEPHONE: ___________________

VOTE VIA THE INTERNET: _____________________

999 9999 9999 999

       1234 5678

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature
Signature (if held jointly)
Date

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the

EATON VANCE GREATER INDIA FUND

Shareholder Meeting to Be Held on November 17, 2016

The Proxy Statement for this meeting is available at www.eatonvance.com

PLEASE VOTE, SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE MARK VOTES AS IN THIS EXAMPLE:

	FOR	AGAINST	ABSTAIN

1.

To approve an Investment Sub-Advisory Agreement between Boston Management and Research (“BMR”) and Goldman Sachs Asset Management International (“GSAMI”), pursuant to which GSAMI will serve as an investment sub-adviser to Greater India Portfolio (the “Portfolio”).

	☐	☐	☐
2. To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended.	☐	☐	☐

3.

To approve an Investment Advisory Agreement between BMR and Eaton Vance Special Investment Trust (the “Trust”) on behalf of the Fund, pursuant to which BMR will serve as investment adviser to the Fund.

	☐	☐	☐
4. To approve an Investment Sub-Advisory Agreement between BMR and GSAMI, pursuant to which GSAMI will serve as an investment sub-adviser to the Fund.	☐	☐	☐
5. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.	☐	☐	☐

MEETING ATTENDANCE:

Mark the box to the right if you plan to attend the Special Meeting.  If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of your share ownership.

NOTE ADDRESS CHANGE:

If you have any questions or need assistance with voting, please call 1-800-262-1122 from 8:30 a.m. to 5:30 p.m. ET Monday through Friday.

PLEASE SIGN AND DATE ON REVERSE SIDE.